UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007
CKX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17436	27-0118168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	650 Madison Avenue	10022
	New York, New York	(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 838-3100

__________________________________________
(Former Name or Former Address, if
Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

   The information contained in this Statement is not an offer to sell any Company securities and the Company is not soliciting an offer to buy any Company securities. Any such company securities offered will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On November 8, 2007, CKX, Inc. ("the Company") announced that the Special Committee of its Board of Directors had confirmed that 19X, Inc. (the "Parent") had delivered fully executed financing letters in satisfaction of the Parent’s contractual obligation to do so under the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 1, 2007, as amended August 1, 2007 and September 27, 2007, among the Company, the Parent (which is currently owned by Robert F.X. Sillerman and Simon R. Fuller), and 19X Acquisition Corp. and the proposed merger contemplated thereby (the “Merger”).  Completion of the Merger is not conditioned upon the Parent receiving financing, however, the Merger Agreement does provide that if the Merger Agreement its terminated due to, among other things, the failure by Parent to obtain the necessary financing by June 1, 2008 (the “Outside Date”), the Parent must pay to the Company a termination fee of $37 million, payable at the option of the Parent in cash or Common Stock of the Company valued at a price of $12.00 per share.  If the failure by the Parent to obtain financing is due to pending litigation with respect to the transaction and all other closing conditions have been satisfied, the Outside Date may be extended to July 31, 2008.  If the Parent us unable to consummate the financing by this extended Outside Date due to the pending litigation, the Parent must pay the Company’s actual out-of-pocket fees and expenses up to a maximum of $15 million.  Sillerman has guaranteed the payment by Parent of the termination fees described above.

The financing letters consist of a combination of equity and debt commitments from, and detailed arrangements and engagements with, Sillerman and Fuller (together, the “Founders”), certain financial institutions and other investors, as described further below.

Equity Financing

On November 7, 2007, the Parent entered into a commitment letter with Sillerman and Fuller (the “Founder Commitment Letter”), pursuant to which the Founders have agreed to: (1) subscribe for or place with existing stockholders of the Company and members of the Company’s management or their respective controlled affiliates an aggregate of $200,000,000 of common equity, par value $0.01 per share (the “Founder Shares”) (when taken together with existing shares of capital stock of the Parent held by the Founders) on terms to be agreed upon by the Founders and the Parent, with the Founders committing to subscribe for not less than $150,000,000 of the Founder Shares, (when taken together with existing shares of capital stock of the Parent held by the Founders) directly or through entities affiliated with them; and (2) use their commercially reasonable efforts to cause the placement of up to $100,000,000 of preferred equity interests (the “Founder Preferred Shares” and, together with the CS Shares (as defined herein) and the other preferred equity described herein, the “Preferred Shares”).

The Founder Commitment Letter provides that the purchase by the Founders of the Founder Shares may be funded through the exchange of common stock of the Company.  The Founder Commitment Letter further provides the Founders with the right, prior to and/or after the subscription of the Founder Shares and the purchase of the Founder Preferred Shares, to syndicate the Founder Preferred Shares and up to $50,000,000 of their commitments with respect to the Founder Shares to a group of banks, financial institutions and other investors identified by the Founders.  The commitments of the Founders under the Founder Commitment Letter are subject to the following conditions precedent: (1) the negotiation, execution and delivery of definitive documentation for the purchase of the Founder Shares and the Founder Preferred Shares; and (2) compliance in all material respects by the parties thereto with the terms of the Founder Commitment Letter and the other equity and debt commitment and engagement letters described herein.  In addition, the Parent has agreed to indemnify the Founders and their respective agents, advisors, partners, affiliates and successors and assigns against certain liabilities.  The Founder Commitment Letter will terminate if the closing thereunder does not occur on or before 5:00 p.m., New York City time, on July 31, 2008 (or such earlier date as the Merger Agreement shall be terminated or the transaction contemplated thereby are consummated).

On November 7, 2007, the Parent entered into a commitment letter with Credit Suisse Management LLC (“CS”), Sillerman and Fuller (the “CS Commitment Letter”), pursuant to which CS has provided a commitment to purchase (or cause one or more of its affiliates to purchase) up to $50,000,000 Preferred Shares of the Parent on the terms provided therein (the “CS Shares”).  The CS Commitment Letter provides that the amount of CS’ commitment thereafter shall be reduced on a dollar-for-dollar basis by the amount of CS Shares that CS places with purchasers thereof.  The CS Commitment Letter further provides CS with the right, prior to and/or after the purchase of the CS Shares, to syndicate all or a portion of its commitments with respect to the CS Shares to high net worth individuals, entities or other investors identified by CS, pursuant to syndications to be undertaken by CS in consultation with other investment banks and the Parent.  Pursuant to the CS Commitment Letter, the Parent and the Founders have agreed to assist CS in its syndication efforts, including, without limitation, through the provision of documentation and information necessary with respect to such syndication efforts, and to assist CS and use their commercially reasonable efforts to cause the other investment banks to assist CS with its syndication efforts.  The CS Commitment Letter contains customary representations and warranties by the Parent with respect to information provided thereunder and provides that Parent will indemnify CS and its officers, directors, employees, agents, advisors, controlling persons, members and successors and assigns against certain liabilities.

The commitment of CS under the CS Commitment Letter is subject to customary conditions precedent, including, without limitation: (1) CS not having discovered or otherwise becoming aware of previously undisclosed information, believed by CS to be inconsistent in a material and adverse manner with its understanding of (a) the business, assets, liabilities, operations, condition (financial or otherwise), operating results, projections or prospects of the Company and its subsidiaries, taken as a whole, or (b) the Merger and financing transactions; (2) there not having occurred a material adverse effect on the business, assets, liabilities, operations, condition (financial or otherwise), operating results, projections or prospects of the Company and its subsidiaries, taken as a whole, since December 31, 2006; (3) the absence of a disruption or adverse change in the financial, banking or capital markets generally, or in the market for new issuances of leveraged loans or high yield securities in particular, in each case that, in the judgment of CS, could reasonably be expected to impair the syndication of the Preferred Shares; (4) CS’ satisfaction that, prior to and during the syndication of the Preferred Shares, there shall be no other offering, placement or arrangement of equity securities of the Parent, the Company or their respective subsidiaries being announced, offered, placed or arranged (other than with respect to arrangements otherwise described therein) (5) the satisfactory negotiation, execution and delivery of definitive documentation for the purchase of the Shares and related agreements; (6) compliance in all material respects by the parties thereto with the terms of the CS Commitment Letter, the other engagement letters described herein and the Debt Commitment Letter (as defined below); and (7) the satisfaction of other customary closing conditions to be specified by CS.

           The CS Commitment Letter has an attached “Summary of Principal Terms”, which contains the following provisions: (1) the CS Shares will represent a 6.667% fully-diluted economic and voting interest in the Parent after the consummation of the Merger; (2) the CS Shares will be shares of preferred stock with voting rights at least equal to all other forms of stock, as limited by any applicable regulatory restrictions; (3) the rights, preferences and privileges of holders of the Shares sold by CS shall not be any less than those of the other shares described in the Commitment Letter (including, but not limited to rights to a preferred return, voting rights, liquidation preference, redemption rights, anti-dilution provisions, registration rights, information right, pre-emptive rights, rights of first refusal, tag-along rights, drag-along rights, and board of director appointments); and (4) in the event of a liquidation or winding up of the Parent, the remaining assets of the Parent will be distributed ratably to the holders of the preferred stock, prior to any distributions of assets to the holders of the Parent’s common stock.

On November 7, 2007, the Parent also entered into an engagement letter with an investment bank, pursuant to which investment bank committed to use its commercially reasonable efforts to place up to $50,000,000 of Preferred Shares.  The engagement letter contains customary terms and may be terminated by the investment bank at any time upon 10 days’ prior written notice to the Parent.

On November 7, 2007, the Parent also entered into an engagement letter with another investment bank, pursuant to which the investment bank agreed to act as placement agent for the Parent in the private placement of Preferred Shares on a reasonable best efforts basis.  The engagement letter contains customary terms and is terminable by the investment bank at any time upon written notice to the Parent.

Debt Financing

On November 7, 2007, the Parent, Credit Suisse, Cayman Islands Branch (“Credit Suisse”), Credit Suisse Securities (USA) LLC, Deutsche Bank Trust Company Americas (“DBTCA”) and Deutsche Bank Securities (collectively, the “Engagement Parties”) entered into a Debt Commitment and Engagement Letter (the “Debt Commitment Letter”).  The Company will obtain first priority senior secured credit facilities from Credit Suisse and DBTCA, in an aggregate principal amount of up to $450,000,000 (the “First Lien Facility”); and (b) the Company obtained a commercially reasonable efforts commitment with respect to a second priority senior secured term loan facility (the “Second Lien Facility” and, together with the First Lien Facility, the “Facilities”) in an aggregate principal amount equal to the lesser of two times pro forma EBITDA for the preceding four fiscal quarters and $200,000,000.  The Debt Commitment Letter is subject to customary conditions precedent, including, among others, (1) there not having occurred any event, change or condition since December 31, 2006 that, individually or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on the business, assets, liabilities, operations, condition, operating results, projections or prospects of the Company, (2) the absence of a disruption or adverse change in the financial, banking or capital markets, generally, or in the market for new issuances of leveraged loans or high yield securities in particular, in each case, that could reasonably be expected to impair the syndication of the Facilities, and (3) the negotiation, execution and delivery of definitive facilities documentation satisfactory to the Engagement Parties and their counsel.  The Parent has agreed to pay the Engagement Parties certain fees in connection with the Debt Commitment Letter and has agreed to indemnify the Engagement Parties and their respective officers, directors, employees, agents, advisors, controlling persons, members and successors and assigns against certain liabilities.

The Debt Commitment Letter is furnished herewith as Exhibit 99.1 and the “Debt Term Sheet” is attached thereto as Exhibit A to the Debt Commitment Letter and both are incorporated herein by reference.

On November 7, 2007, the Parent entered into a commitment letter (the “Sillerman Commitment Letter”) with Sillerman, pursuant to which Sillerman has agreed to purchase up to $100,000,000 of subordinated unsecured notes  (the “Notes”) or senior preferred stock (the “Senior Preferred Stock”) to be issued by the Parent or one of its subsidiaries, either directly or through entities controlled by Sillerman on terms to be agreed upon by the Parent and Sillerman.  The commitment of Sillerman under the Sillerman Commitment Letter is subject to customary conditions precedent, including, among others, (1) the negotiation, execution and delivery of definitive documentation for the purchase of the Notes or the Senior Preferred Stock, as the case may be; and (2) compliance in all material respects by the parties thereto with the terms of the Sillerman Commitment Letter and the other equity and debt commitment and engagement letters described herein.  In addition, the Parent has agreed to indemnify Sillerman and his agents, advisors, partners, affiliates and successors and assigns against certain liabilities.  In addition, on November 7, 2007, the Parent entered into a letter of intent (the “Huff  Letter”) with The Huff Alternative Fund, L.P. and The Huff Alternative Parallel Fund, L.P. (collectively, the “Fund”) pursuant to which, the Fund set forth certain of the proposed terms and conditions upon which it would acquire either, at the Fund’s sole option, through purchase or through the contribution of Company shares, up to $100,000,000 of subordinated unsecured notes (“Huff Notes”) or senior preferred stock (“Huff Senior Preferred Stock”) issued by the Parent.  The  Fund has no obligation to purchase such Huff Notes or Huff Senior Preferred Stock or to consummate the transactions contemplated by the Huff Letter unless and until all of the terms and conditions of the transaction, the Huff Notes, and the Huff Senior Preferred Stock, including the relative priorities thereof, are set forth in definitive documentation, including, without limitation, a definitive purchase agreement, indenture and other definitive agreements and instruments, that have been agreed to on terms acceptable to the Fund in its sole discretion.   Pursuant to the Huff Letter, the Parent has agreed to indemnify the Fund and its directors, officers, stockholders, employees, advisors, representatives and agents, and their respective affiliates, against certain liabilities.

The Sillerman Commitment Letter is furnished herewith as Exhibit 99.2 and the Huff Letter is furnished herewith as Exhibit 99.3 and both are incorporated herein by reference.

Important Additional Information Regarding the Merger will be Filed with the SEC:
In connection with the Merger, CKX will file with the SEC a proxy statement and a Rule 13e-3 transaction statement on Schedule 13e-3. BEFORE MAKING A VOTING DECISION ABOUT THE PROPOSED TRANSACTION INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT, THE SCHEDULE 13e-3 AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement, the Schedule 13e-3 and other documents filed by CKX, Inc. (when available) at the SEC’s website at http://www.sec.gov. The proxy statement, the Schedule 13e-3 and such other documents may also be obtained for free by directing such request to CKX, Inc. Investor Relations, 650 Madison Avenue, New York, New York 10022 or on CKX’s website at http://www.ckx.com .

CKX and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Merger. Information regarding the interests of CKX’s participants in the solicitation will be included in the proxy statement relating to the Merger when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1
Debt Commitment and Engagement Letter, dated November 7, 2007 from Credit Suisse, Credit Suisse Securities (USA) LLC, Deutsche Bank Trust Company Americas and Deutsche Bank Securities Inc., addressed to 19X, Inc.

99.2	Sillerman Commitment Letter, dated November 7, 2007 from Robert F.X. Sillerman, addressed to 19X, Inc.
99.3	Huff Letter, dated November 6, 2007 from The Huff Alternative Fund, L.P. and The Huff Alternative Parallel Fund, L.P., addressed to Robert F.X. Sillerman and 19X, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CKX, INC. By: /s/ Jason K. Horowitz
Name: Jason K. Horowitz Title: Senior Vice President
DATE: November 20, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99.1
Debt Commitment and Engagement Letter, dated November 7, 2007 from Credit Suisse, Credit Suisse Securities (USA) LLC, Deutsche Bank Trust Company Americas and Deutsche Bank Securities Inc., addressed to 19X, Inc.

99.2	Sillerman Commitment Letter, dated November 7, 2007 from Robert F.X. Sillerman, addressed to 19X, Inc.
99.3	Huff Letter, dated November 6, 2007 from The Huff Alternative Fund, L.P. and The Huff Alternative Parallel Fund, L.P., addressed to Robert F.X. Sillerman and 19X, Inc.